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                                                                   Exhibit 23.01



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-43659) of Consolidation Capital Corporation of our report dated February 27, 1998 appearing in this Form 10-K.



/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Minneapolis, Minnesota
March 27, 1998